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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2000

                                  AZURIX CORP.

             (Exact name of registrant as specified in its charter)

           Delaware                 001-15065                 76-0589114

 (State or other jurisdiction      (Commission               (I.R.S. Employer
       of incorporation)           File Number)           Identification Number)

    333 Clay Street, Suite 1000
          Houston, Texas                                          77002
(Address of principal executive offices)                        (Zip Code)

                                 (713) 646-6001
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS.

On October 27, 2000, Azurix Corp. announced that its Board of Directors had received a proposal from Enron Corp. to provide funding to take Azurix private at a buy-out price of $7.00 per share. The specific structure of the proposal has yet to be determined.

The letter and the press release issued by Azurix announcing receipt of the proposal are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the letter is qualified in its entirety by reference to Exhibit 99.2 hereof.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit 99.1 - Press Release dated October 27, 2000
         Exhibit 99.2 - Letter dated October 27, 2000 from Enron Corp. to the
                        Board of Directors of Azurix Corp.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AZURIX CORP.

Date: October 27, 2000          By:  /s/ John L. Garrison, Jr.
                                     -------------------------------------------
                                         John L. Garrison, Jr.
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description

  99.1     Press Release dated October 27, 2000.
  99.2 Letter dated October 27, 2000 from Enron Corp. to the Board of Directors of Azurix Corp.